Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
NOTE 13—COMMITMENTS AND CONTINGENCIES
We have various contractual obligations which are recorded as liabilities in our Consolidated Financial Statements. Other items, such as certain unconditional purchase commitments and other executed contracts which do not meet the definition of a liability as of December 31, 2021, are not recognized as liabilities but require disclosures in our Consolidated Financial Statements.
LNG Terminal Commitments and Contingencies
Natural Gas Supply, Transportation and Storage Service Agreements
CCL has physical natural gas supply contracts to secure natural gas feedstock for the Liquefaction Project. The remaining terms of these contracts range up to 10 years.
Additionally, CCL has natural gas transportation and storage service agreements for the Liquefaction Project. The initial terms of the natural gas transportation agreements range up 20 years, with renewal options for certain contracts, and commences upon the occurrence of conditions precedent. The initial term of the natural gas storage service agreements ranges up to five years.
As of December 31, 2021, CCL’s obligations under natural gas supply, transportation and storage service agreements for contracts in which conditions precedent were met were as follows (in billions):

Years Ending December 31,	Payments Due (1)
2022	$3.5
2023	2.1
2024	1.6
2025	1.2
2026	1.0
Thereafter	3.6

Total	$13.0

(1)
Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread, and pricing of IPM agreements are variable based on global gas market prices less fixed liquefaction fees and certain costs by us
.
Amounts included are based on estimated forward prices and basis spreads as of December 31, 2021. Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.
Services Agreements
CCL and CCP have certain services agreements with affiliates. See Note 12—Related Party Transactions for information regarding such agreements.
Environmental and Regulatory Matters
The Liquefaction Project is subject to extensive regulation under federal, state and local statutes, rules, regulations and laws. These laws require that we engage in consultations with appropriate federal and state agencies and that we obtain and maintain applicable permits and other authorizations. Failure to comply with such laws could result in legal proceedings, which may include substantial penalties. We believe that, based on currently known information, compliance with these laws and regulations will not have a material adverse effect on our results of operations, financial condition or cash flows.
Legal Proceedings
We may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. We regularly analyze current information and, as necessary, provide accruals for probable liabilities on the eventual disposition of these matters. We recognize legal costs in connection with legal and regulatory matters as they are incurred. In the opinion of management, as of December 31, 2021, there were no pending legal matters that would reasonably be expected to have a material impact on our operating results, financial position or cash flows.